UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-676-5773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2014, Groupon, Inc., a Delaware corporation (the "Company"), and Groupon Esteban, Inc., a Delaware corporation and direct subsidiary of the Company ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ideeli, Inc., a Delaware corporation ("Ideeli"), pursuant to which the Company acquired (the "Acquisition") all of the equity interests of Ideeli for an aggregate cash purchase price of approximately $43 million (the "Purchase Price"), subject to the adjustments described below. The closing of the Acquisition occurred immediately following the signing of the Merger Agreement on January 13, 2014 (the "Closing Date"). Upon the closing of the Acquisition, Merger Sub was merged with and into Ideeli, the separate corporate existence of Merger Sub ceased and Ideeli continued as a wholly-owned subsidiary of the Company. The purchase price is subject to adjustment generally based on the actual working capital position of Ideeli at closing, after the payoff of certain outstanding Ideeli liabilities and expenses related to the transaction, in each case payable by Ideeli.

The Merger Agreement contains customary representations and warranties by the Company and indemnification provisions whereby certain of Ideeli’s stockholders will indemnify the Company and affiliated parties for breaches of representations and warranties, breaches of covenants and certain other matters. The indemnification obligations of such stockholders are subject to a deductible of $180,000 and an indemnity cap of $5.4 million. However, the deductible and cap on indemnification do not apply with respect to breaches of certain fundamental representations and warranties, breaches of covenants and certain other matters, including fraud. The representations and warranties set forth in the Merger Agreement generally survive for 15 months following the Closing Date, with longer survival periods with respect to the fundamental representations and warranties.

As security for the indemnification and other potential obligations of certain stockholders under the Merger Agreement, $5.4 million of the Purchase Price was placed in escrow at the closing of the Acquisition. Any amounts remaining in escrow will be released to certain Ideeli stockholders 15 months following the Closing Date, net of any pending indemnification or other claims under the Merger Agreement.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Ideeli. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential Disclosure Schedule provided by Ideeli to the Company and Merger Sub in connection with the signing of the Merger Agreement. This confidential Disclosure Schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company, Merger Sub or Ideeli.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the Company’s management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K include statements regarding the Acquisition and other agreements with Ideeli and its employees, including the Merger Agreement. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Company may not realize the anticipated benefits of the Acquisition, the risk that the Company may not retain the customer, merchant and vendor relationships of Ideeli, the inability to retain key employees of Ideeli, and the inability to successfully integrate the acquired technologies or operations. The Company urges you to refer to the factors included under the headings "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, copies of which may be obtained by visiting the company’s Investor Relations web site at http://investor.groupon.com or the SEC’s web site at www.sec.gov. The Company’s actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-

looking statements. The forward-looking statements reflect the Company’s expectations as of January 13, 2014. The Company undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information from Item 1.01 above is incorporated herein by reference in its entirety.

Item 7.01. Regulation FD Disclosure.

On January 13, 2014, the Company posted a series of questions and answers regarding the Acquisition to the Company’s Investors Relations website.  A copy of the document is attached as Exhibit 99.2 to this Current Report on Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The information required by this item will be filed by amendment to this report no later than March 31, 2014.

(b) Pro Forma Financial Information.

The information required by this item will be filed by amendment to this report no later than March 31, 2014.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement, dated as of January 13, 2014, among Groupon, Inc., Groupon Esteban, Inc., and Ideeli, Inc.
99.1	Press Release dated January 13, 2014.
99.2	Questions and Answers Regarding the Acquisition of Ideeli, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: January 13, 2014	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Merger Agreement, dated as of January 13, 2014, among Groupon, Inc., Groupon Esteban, Inc., and Ideeli, Inc.
99.1	Press Release dated January 13, 2014.
99.2	Questions and Answers Regarding the Acquisition of Ideeli, Inc.